UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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American Defense Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN DEFENSE SYSTEMS, INC.
230 Duffy Avenue
Hicksville, New York 11801

, 2009

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of American Defense Systems, Inc., which will be held at our headquarters, 230 Duffy Avenue, Hicksville, New York 11801, on November   , 2009, at 10:00 a.m. local time. Our Board of Directors and management look forward to personally greeting those stockholders able to attend.

At the special meeting, stockholders will be asked to consider and vote upon the following proposals:

(1) A proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-5 (“Amendment 1”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 1 at any time prior to the closing of a proposed public offering by our company, but in no event later than         , 2010.

(2) A proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-6 (“Amendment 2”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 2 at any time prior to the closing of a proposed public offering by our company, but in no event later than         , 2010.

(3) A proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-7 (“Amendment 3,” and collectively with Amendment 1 and Amendment 2, the “Amendments”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 3 at any time prior to the closing of a proposed public offering by our company, but in no event later than       , 2010.

(4) A proposal to adjourn or postpone the special meeting to permit further solicitation and vote of proxies in the event there are insufficient votes at the times of the meeting to adopt the three above proposals.

The affirmative vote of the holders of a majority of our outstanding capital stock entitled to vote (including common stock and Series A Convertible Preferred Stock), voting together as a single class, is required to approve each of the Amendments.

Our Board of Directors may abandon any of the Amendments at any time prior to the effectiveness of its filing with the Secretary of State of the State of Delaware notwithstanding the authorization of the Amendment(s) by the stockholders and without further action by the stockholders in accordance with Section 242(c) of the General Corporation Law of the State of Delaware. Our Board of Directors may make any of the Amendments effective by filing such Amendment(s) with the Secretary of State of the State of Delaware at such time or times as our Board of Directors, in its discretion, determines to implement the reverse stock split contemplated by such Amendment. Our Board of Directors intends to select one of the Amendments to be filed with the Secretary of State of the State of Delaware to reduce the number of outstanding shares of our common stock to the desired number and to abandon the other two Amendments.

These matters are discussed in greater detail in the accompanying Proxy Statement.

Our Board of Directors unanimously recommends a vote FOR the adoption of Proposals 1 through 4 identified above.

Whether or not you plan to attend the special meeting, we urge you to use our Internet or telephone voting system, or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the special meeting. If you later decide to attend the special meeting or change your vote, you may withdraw your proxy and vote in person at any time prior to the vote at the special meeting. Voting through our Internet or telephone voting system, or by written proxy will ensure your representation at the special meeting if you do not attend in person.

We wish to thank you for your loyal support of us and your participation in this process.

Sincerely,

Anthony J. Piscitelli
Chief Executive Officer, President and Chairman

American Defense Systems, Inc.
230 Duffy Avenue
Hicksville, New York 11801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER     , 2009

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of American Defense Systems, Inc. will be held at our headquarters, 230 Duffy Avenue, Hicksville, New York 11801, on November , 2009, at 10:00 a.m., local time, for the purpose of considering and voting upon the following proposals:

(1) A proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-5 (“Amendment 1”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 1 at any time prior to the closing of a proposed public offering by our company, but in no event later than         , 2010.

(2) A proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-6 (“Amendment 2”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 2 at any time prior to the closing of a proposed public offering by our company, but in no event later than         , 2010.

(3) A proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-7 (“Amendment 3,” and collectively with Amendment 1 and Amendment 2, the “Amendments”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 3 at any time prior to the closing of a proposed public offering by our company, but in no event later than         , 2010.

(4) A proposal to adjourn or postpone the meeting to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the meeting to adopt the above three proposals.

The affirmative vote of the holders of a majority of our outstanding capital stock entitled to vote (including common stock and Series A Convertible Preferred Stock), voting together as a single class, is required to approve each of the Amendments.

Our Board of Directors may abandon any of the Amendments at any time prior to the effectiveness of its filing with the Secretary of State of the State of Delaware notwithstanding the authorization of the Amendment(s) by the stockholders and without further action by the stockholders in accordance with Section 242(c) of the General Corporation Law of the State of Delaware. Our Board of Directors may make any of the Amendments effective by filing such Amendment(s) with the Secretary of State of the State of Delaware at such time or times as our Board of Directors, in its discretion, determines to implement the reverse stock split contemplated by such Amendment. Our Board of Directors intends to select one of the Amendments to be filed with the Secretary of State of the State of Delaware to reduce the number of outstanding shares of our common stock to the desired number and to abandon the other two Amendments.

Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Our Board of Directors unanimously recommends that stockholders vote in favor of Proposals 1 through 4 identified above.

Only stockholders of record at the close of business on         , 2009 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to use our Internet or telephone voting system, or to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously returned a proxy.

By the Order of the Board of Directors

Fergal Foley
Chief Operating Officer and Secretary

Hicksville, New York
          , 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER   , 2009.

The Proxy Statement is available without charge at
[http://phx.corporate-ir.net/phoenix.zhtml?c=219879&p=proxy.]

American Defense Systems, Inc.
230 Duffy Avenue
Hicksville, New York 11801

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSAL

Q:	When and where is the special meeting?
A:	Our special meeting of stockholders is being held on November , 2009 at 10:00 a.m. at our headquarters, 230 Duffy Avenue, Hicksville, New York 11801.
Q:	Why am I receiving these materials?
A:	You are receiving a notice of special meeting, proxy statement and a proxy card or voting instruction form because you owned shares of our common stock and/or Series A Convertible Preferred Stock on , 2009, the record date for determining the stockholders entitled to vote at the special meeting. This proxy statement contains detailed information relating to the proposals on which we would like you, as a stockholder, to vote. The proxy card or voting instruction form is used for voting on the proposals.
Q:	How many shares must be present to hold the meeting?
A:	To hold the meeting, a quorum must be present. A quorum is the holders of a majority in voting power of our outstanding shares of stock entitled to vote at the meeting (including common stock and Series A Convertible Preferred Stock), which may be represented at the meeting either in person or by proxy. Proxies received but marked as abstentions or containing broker non-votes on a particular matter will be included in the calculation of the number of shares entitled to vote for the purpose of determining the presence of a quorum.
Q:	What am I voting on?
A:	You are being asked to vote on four proposals. The first proposal is a proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-5, and authorize our Board of Directors to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than , 2010.

The second proposal is a proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-6, and authorize our Board of Directors to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than           , 2010.

The third proposal is a proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-7, and authorize our Board of Directors to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than           , 2010.

A vote in favor of each of the amendments to the Third Amended and Restated Certificate of Incorporation will be a vote for the approval of the reverse stock split provided for in each such amendment, which may be implemented and effected by our Board of Directors or which may be abandoned by our Board of Directors at any time prior to the effectiveness of its filing with the Secretary of State of the State of Delaware in accordance with Section 242(c) of the General Corporation Law of Delaware.

The fourth proposal is to approve the adjournment or postponement of the special meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes at the time of the special meeting to adopt the first proposal, the second proposal or the third proposal.

Q:	How does our Board of Directors (the “Board”) recommend I vote?
A:	Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. Our Board has determined that each of the amendments effectuating a reverse stock split is advisable and in your best interests and unanimously recommends that you vote:

“FOR” the proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-5, and authorize our Board to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than         , 2010.

“FOR” the proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-6, and authorize our Board to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than         , 2010.

“FOR” the proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-7, and authorize our Board to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than         , 2010.

“FOR” the proposal to adjourn or postpone the special meeting to permit further solicitation and vote of proxies in the event that there are insufficient votes at the time of the special meeting to adopt the above three proposals.

Q:	How many votes do I have?
A:	Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held and 500 votes per share of our Series A Convertible Preferred Stock held, as of the record date, on the matters to be voted on at the meeting. On the record date, there were issued and outstanding shares of our common stock and 15,000 shares of our Series A Convertible Preferred Stock.
Q:	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?
A:	Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. There are important distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. If you are a stockholder of record, we have enclosed a proxy card for your use in voting your shares.

Beneficial Owner

If your shares are held in street name (such as in a brokerage account or by another nominee, such as a bank or trust company), you are considered the beneficial owner of the shares, and these proxy materials, together with a voting instruction form, are being forwarded to you by your broker or other nominee. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares, but unless you receive a proxy from your broker, you cannot vote your shares directly or by proxy — you must instruct your broker or other nominee as to how to vote your shares. You also are invited to attend the special meeting. To vote your shares at the meeting, you will need a legal proxy from your broker or other nominee authorizing you to vote at the meeting.

Q:	How do I vote my shares?
A:	If you are a stockholder of record, there are three ways for you to vote by proxy:
1.	Log on to the Internet at http://www.proxyvoting.com/eag and follow the instructions at that site;
2.	Call 1-866-540-5760 and follow the instructions; or
3.	Sign and date each proxy card you receive, mark the boxes indicating how you wish to vote for each proposal, and return the proxy card in the prepaid envelope provided.

Telephone and Internet voting will close at 11:59 p.m. Eastern time the day prior to the special meeting date.

If you sign your proxy card but do not mark any boxes showing how you wish to vote, Fergal Foley and Gary Sidorsky, as the proxies designated by our Board to act on behalf of stockholders, will vote your shares and cumulate your votes “for” the proposals as recommended by our Board.

If you are the beneficial owner of shares held in street name, you will receive a voting instruction form directly from your broker, bank or other nominee describing how to vote your shares. This form will, in most cases, offer you three ways to vote:

1.	Via the Internet;
2.	By telephone; or
3.	By completing, signing and returning the voting instruction form in the accompanying prepaid envelope.

Whether you are a stockholder of record or the beneficial owner of shares, you will need to have your proxy card or voting instruction form in hand when you call or log on to the Internet.

Q:	What do I do if I change my mind after I vote my shares?
A:	If you are a stockholder of record, you may change your vote at any time prior to the vote at the special meeting by:
1.	Re-voting by telephone or via the Internet (only your latest vote will be counted);
2.	Submitting another proxy card with a later date (again, only your latest vote will be counted);
3.	Sending written notice to our Secretary (which must be received at our corporate headquarters on or before the business day prior to the special meeting) stating that you would like to revoke (that is, cancel) your proxy; or
4.	Voting in person at the special meeting.

If you are the beneficial owner of shares held in street name, you may submit new voting instructions by following the instructions provided by your broker, bank or other nominee. You also may vote in person at the special meeting if you obtain a legal proxy from your broker or other nominee authorizing you to vote at the meeting.

Attendance at the special meeting will not cause your previously granted proxy to be revoked unless you specifically request such a revocation or submit a vote at the meeting. If you are a stockholder of record and wish to vote at the meeting, you may do so by presenting your completed proxy card or ballot to the judge of election. If you are a beneficial owner of shares held in street name and wish to vote at the meeting, you must present a legal proxy from your broker or other nominee to the judge of election along with your ballot.

Q:	How are the votes counted?
A:	All votes will be tabulated by the inspector of election appointed for the special meeting who will separately tabulate affirmative and negative votes, and abstentions.
Q:	What is the required vote for the proposal to pass?
A:	For the proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-5, and authorize our Board to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than , 2010, assuming that a quorum is present, the affirmative vote of the holders of a majority of our outstanding capital stock entitled to vote (including common stock and Series A Convertible Preferred Stock), voting together as a single class, is required. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as negative votes.

For the proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-6, and authorize our Board to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than           , 2010, assuming that a quorum is present, the affirmative vote of the holders of a majority of our outstanding capital stock entitled to vote (including common stock and series A convertible preferred stock), voting together as a single class, is required. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as negative votes.

For the proposal to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-7, and authorize our Board to implement the reverse stock split in accordance with such amendment at any time prior to the closing of a proposed public offering by our company, but in no event later than           , 2010, assuming that a quorum is present, the affirmative vote of the holders of a majority of our outstanding capital stock entitled to vote (including common stock and series A convertible preferred stock), voting together as a single class, is required. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as negative votes.

For the proposal to adjourn or postpone the special meeting to permit the further solicitation and vote of proxies in the event that there are insufficient votes at the time of the special meeting to adopt the above three proposals, assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of our capital stock (including common stock and Series A Convertible Preferred Stock) which are present and entitled to vote thereon is required. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as a negative vote.

Q:	Will my shares be voted if I do not sign and return my proxy card or voting instruction form?
A:	They could be. If you are a stockholder of record and do not provide a proxy, your shares will not be voted unless you attend the meeting and vote your shares. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker or other nominee may either use its discretion to vote your shares on “routine” matters or leave your shares unvoted. All matters expected to be voted on at the special meeting are considered “routine” by the NYSE Amex and your broker or other nominee will be able to vote without your instructions.
Q:	What does it mean if I get more than one proxy card or voting instruction form?
A:	It may mean that you have multiple accounts at the transfer agent or hold your shares in more than one brokerage account. Please provide voting instructions for all proxy cards and voting instruction forms that you receive. If you are a stockholder of record, we encourage you to contact our transfer agent to obtain information about how to combine your accounts. You may contact our transfer agent at the following address and telephone numbers:
Q:	Who pays the cost of proxy solicitation?
A:	We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

SUMMARY

This summary is being provided with respect to each of the proposals. All of the proposals are described in detail elsewhere in this proxy statement and this summary discusses the material items of each of the proposals. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you.

General

The enclosed proxy is solicited on behalf of American Defense Systems, Inc., a Delaware corporation, by our Board of Directors for use at a Special Meeting of Stockholders to be held on November     , 2009 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice. The meeting will be held at our headquarters, 230 Duffy Avenue, Hicksville, New York 11801.

These proxy solicitation materials were first mailed on or about       , 2009 to all stockholders entitled to vote at the meeting.

Overview

Our Board of Directors has adopted a resolution authorizing us to submit to our stockholders three proposed amendments to our Third Amended and Restated Certificate of Incorporation. The first amendment contemplates a reverse stock split of shares of our outstanding common stock, at an exchange ratio of 1-for-5. The second amendment contemplates a reverse stock split of shares of our outstanding common stock, at an exchange ratio of 1-for-6. The third amendment contemplates a reverse stock split of shares of our outstanding common stock, at an exchange ratio of 1-for-7. Stockholder approval of each amendment will authorize our Board of Directors, in its discretion, to effect a reverse stock split, at the specific exchange ratio contemplated by that amendment, at any time (but in no event later than       , 2010) prior to the closing of a proposed underwritten public offering (or “Offering”), pursuant to which we propose to sell     post-split (or     pre-split) shares of our common stock and receive gross proceeds of up to $       million. We plan to use a portion of the proceeds from the Offering to redeem $7.5 million in stated value of our outstanding shares of Series A Convertible Preferred Stock by December 31, 2009.

The approval of all of the proposed amendments will give our Board of Directors discretion to effect a reverse stock split at the exchange ratio of 1-for-5 as provided in this Proposal 1, at the exchange ratio of 1-for-6 as provided in Proposal 2, or at the exchange ratio of 1-for-7 as provided in Proposal 3, and to abandon the other amendments at any time prior to the effectiveness of its filing with the Secretary of State of the State of Delaware notwithstanding the authorization of the amendment(s) by the stockholders and without further action by the stockholders, in accordance with Section 242(c) of the General Corporation Law of Delaware, as our Board of Directors so determines. Providing our Board of Directors with the discretion to select the exchange ratio at which to effect a reverse stock split from one of the exchange ratios contemplated by one of the three amendments proposed herein, as opposed to the approval of a reverse stock split at one specific ratio, will provide our Board with maximum flexibility to react to current market conditions and to therefore maximize our chances of achieving the purposes of the reverse stock split in connection with the Offering, and to act in the best interests of our company and stockholders.

The proposed reverse stock split is an integral component of the Offering, and we do not presently intend to proceed with the Offering as currently contemplated absent a reverse stock split. Our Board may, however, in its discretion elect to proceed with a reverse stock split in the absence of the Offering.

To effect a reverse stock split, we would file an amendment to our Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Our Board of Directors intends to select one of the amendments to the Third Amended and Restated Certificate of Incorporation described herein to be filed with the Secretary of State of the State of Delaware to reduce the number of shares of common stock of the company to the desired number and to abandon the other two amendments to the Third Amended and Restated Certificate of Incorporation. If our Board of Directors elects to implement a reverse stock split approved by our stockholders, then the number of issued and outstanding shares of our common stock would be reduced at the exchange ratio of 1-for-5, 1-for-6 or 1-for-7, as selected by our Board. Any fractional share resulting from the exchange ratio for a reverse stock split will be converted into a right to receive cash in the amount described below. The par value of our common stock would remain unchanged at $0.001 per share. A reverse stock split would become effective upon the filing of the amendment to our Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Our Board may elect, in its discretion, not to implement a reverse stock split, even if all three proposals to effect a reverse stock split are approved by our stockholders.

Purposes of a Reverse Stock Split

In connection with the Offering, we have been advised by the managing underwriter of the Offering that a reverse stock split would enhance the acceptability and marketability of our common stock to the financial community and help mitigate reluctance on the part of certain investors to purchase our common stock in the Offering.

Many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels, which may reduce the number of potential institutional investors who would participate in the Offering if our common stock continues to trade at its current market price. The anticipated increased price per share that would be effected by a reverse stock split is expected to be attractive to many institutional investors.

In addition, our Board of Directors recognizes that because of the current price per share of our common stock, analysts at many leading brokerage firms are reluctant to recommend our common stock to their clients, or monitor the activity of our stock. A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock could result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. This factor also may limit the willingness of institutions to purchase our common stock.

Since May 2008, the closing price of our common stock on the NYSE Amex has ranged from a low of $     per share to a high of $     per share. With the shares trading in such a range, small moves in absolute terms in the price per share of our common stock translate into disproportionately large swings in the price on a percentage basis. These swings tend to bear little relationship to our financial condition and results of operations.

In our Board of Director’s view, these factors have contributed to a relatively low level of interest in our company on the part of investment analysts, brokers and professionals and individual investors, which tends to depress the market for our common stock.

Our Board of Directors has thus proposed having the discretion to effect any one or more of the proposed reverse stock splits as a means of increasing the market price per share of our common stock.

Use of Proceeds of the Offering

We currently intend to use a portion of the proceeds from the Offering to redeem $7.5 million in stated value of our Series A Convertible Preferred Stock by December 31, 2009, pursuant to a Settlement Agreement we entered into with the holders our Series A Convertible Preferred Stock as of May 22, 2009 (the “Redemption”).

We currently intend to use the remaining proceeds, if any, for general corporate purposes, including working capital and capital expenditures. While we have not designated any specific uses of such remaining proceeds, we do anticipate that a portion would be used to pursue the development of glass manufacturing capabilities and to increase marketing and sales of our architectural hardening and perimeter defense business.

The principal effect of the Redemption should be the termination of our obligation to pay quarterly dividends on the shares of Series A Convertible Preferred Stock that are redeemed which, in turn, will increase earnings per share of our common stock. In addition, the ability of holders of our Series A Convertible Preferred Stock to dilute ownership of our common stock by converting shares of Series A

Convertible Preferred Stock into shares of common stock will be eliminated, to the extent of the Series A Convertible Preferred Stock that is redeemed. As of       , 2009, there are 15,000 shares of our Series A Convertible Preferred Stock outstanding which are convertible into 7,500,000 shares of our common stock.

Factors Influencing the Board of Directors’ Discretion in Implementing a Reverse Stock Split

Our Board currently intends to implement a reverse stock split at one of the ratios contemplated by the three amendment proposals described herein if it believes that such an action is in the best interests of our company and stockholders. Such determination, as well as the determination of the specific ratio to be utilized, will be based on factors such as existing and expected marketability and liquidity of our common stock; prevailing market conditions; the likely effect on the market price of our common stock; and the recommendations of the managing underwriter of the Offering. Our Board of Directors also will consider factors such as the historical and projected performance of our common stock; our projected performance; prevailing market and industry conditions; and general economic trends; and will place emphasis on the expected closing price of our common stock over the short and longer period following the effectiveness of a reverse stock split.

No further action on the part of our stockholders would be required to either effect or abandon any one or more of the proposed reverse stock splits. Notwithstanding approval of any one or more of the proposed reverse stock splits by the stockholders, our Board may, in its discretion, determine to delay the effectiveness of such reverse stock split(s) up until closing of the Offering or choose not to implement any of the reverse stock splits.

Potential Effects of a Reverse Stock Split

The immediate effect of a reverse stock split would be to reduce the number of shares of our outstanding common stock and to increase the trading price of our common stock. However, we cannot predict the specific effect of any reverse stock split upon the market price of our common stock. Based on the data we have reviewed leading up to the amendment proposals, it appears that sometimes a reverse stock split improves stock performance and sometimes it does not, and sometimes a reverse stock split improves overall market capitalization and sometimes it does not. We cannot assure you that the trading price of our common stock after a reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of such reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of factors, such as our operating results and other factors related to our business and general market conditions, as well as the Redemption of some or all of our Series A Convertible Preferred Stock and the sale of shares of our common stock in the Offering.

As a summary and for illustrative purposes only, the following table reflects the approximate number of shares of our common stock that would be outstanding as a result of the potential reverse stock split ratios contemplated by the proposals herein based on     shares of our common stock outstanding as of the record date, without accounting for fractional shares, which will be cashed out:

Proposed Reverse Stock Split	Percentage Reduction	Shares to Be Outstanding
1-for-5	80%
1-for-6	83%
1-for-7	86%

The resulting decrease in the number of shares of our common stock outstanding could potentially impact the liquidity of our common stock on the NYSE Amex, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders

Stockholders should recognize that if a reverse stock split is effected, they will own a smaller number of shares of our common stock than they currently own (approximately equal to the number of shares owned immediately prior to the reverse stock split divided by five, six or seven, depending on which reverse stock split ratio is implemented and after giving effect to the cash-out for fractional shares as described below). A reverse stock split would not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except to the extent that a reverse stock split would otherwise result in any of our stockholders receiving cash in lieu of a fractional share. As described below, stockholders otherwise entitled to fractional shares as a result of a reverse stock split will be entitled to cash payments in lieu of such fractional shares. These cash payments will reduce the number of post-reverse stock split stockholders to the extent there are stockholders presently who own less than the number of shares of our common stock required to receive one share on a post-reverse stock split basis.

Effect on Options, Warrants and Other Securities

As a result of a reverse stock split, all outstanding warrants entitling their holders to purchase or obtain shares of our common stock would be adjusted, as required by the terms of these securities. In particular, such adjustments would reduce the number of shares of our common stock issuable upon the exercise of options and warrants proportionately based upon the reverse stock split ratio selected by our Board of Directors and proportionately increase by the same factor the exercise price per share of such options and warrants. We intend to adjust outstanding options to purchase our common stock, awarded under our 2007 Incentive Compensation Plan, in a similar manner in accordance with our discretionary ability to do so under the terms of such Plan. A reverse stock split would not affect any of the rights currently accruing to holders of our common stock, preferred stock, options, warrants or other securities convertible into our common stock.

Other Effects on Outstanding Shares

If our Board of Directors implements a reverse stock split, then the rights and preferences of the outstanding shares of our common stock would remain the same after a reverse stock split. Each share of our common stock outstanding after a reverse stock split would continue to be fully paid and nonassessable.

While we expect that a reverse stock split will result in an increase in the market price of our common stock, a reverse stock split may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price of our common stock (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after a reverse stock split. In addition, a reverse stock split will likely increase the number of our stockholders who own “odd-lots” (less than 100 shares). Stockholders who hold “odd-lots” typically will experience an increase in the cost of selling their shares, as well as potentially greater difficulty in effecting such sales. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lot” even multiples of 100 shares.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934. As a result, we are subject to the periodic reporting and other requirements of the Securities Exchange Act. A reverse stock split would not affect the registration of our common stock under the Securities Exchange Act or the listing of our common stock on the NYSE Amex. If a reverse stock split is effected, our common stock would continue to be listed on the NYSE Amex under the symbol “EAG,” although it would be considered a new listing with a new CUSIP number.

Authorized Shares of Common Stock

A reverse stock split would not affect the numbers of authorized shares of our common stock and preferred stock, which would remain at 100,000,000 and 5,000,000, respectively. Accordingly, if we decide to implement a reverse stock split, the number of authorized but unissued shares of our common stock would increase. Such increased shares of common stock available for issuance may be used from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into common stock, and some of such increased shares of common stock may be offered and sold in the Offering.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve any one or more of the three reverse stock split proposals, our Board of Directors may elect whether or not to effect any reverse stock split, as well as the specific exchange ratio among the ratios provided in the approved proposals, as discussed in this proxy statement, at any time before the closing of the Offering, but in no event later than         , 2010. A reverse stock split would be implemented by filing the appropriate amendment to our Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and such reverse stock split would become effective on the date the filing is accepted by the Secretary of State of the State of Delaware.

If a reverse stock split is effected, stockholders holding certificated shares will not be required to, but may choose to, exchange their stock certificates for new stock certificate(s) or book entry shares, representing the appropriate number of shares of our common stock resulting from such reverse stock split (“New Certificates”). Our transfer agent, BNY Mellon Shareowner Services, would act as the exchange agent for purposes of implementing the exchange of stock certificates for New Certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock would be notified of the effectiveness of a reverse stock split. Each stockholder of record on the effective date of a reverse stock split would receive a letter of transmittal from our transfer agent advising of the procedure for surrendering stock certificates representing the number of shares of our common stock prior to such reverse stock split (“Old Stock Certificates”) in exchange for New Certificates. Pursuant to applicable rules of the NYSE Amex, a stockholder’s Old Stock Certificates representing shares of our common stock cannot be used for either transfers or deliveries made on the NYSE Amex; thus a stockholder must exchange Old Stock Certificates representing shares of our common stock for the New Certificates in order to do so.

YOU SHOULD NOT DESTROY YOUR OLD STOCK CERTIFICATES AND YOU SHOULD NOT SUBMIT YOUR OLD STOCK CERTIFICATES FOR EXCHANGE UNTIL YOU ARE REQUESTED TO DO SO.

As soon as practicable after the surrender to our transfer agent of an Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Stock Certificate had been issued New Certificates.

Until surrendered as contemplated herein, each Old Stock Certificate shall be deemed at and after the effective date of a reverse stock split to represent that reduced number of full shares of our common stock resulting from such reverse stock split, except that holders of Old Stock Certificates would not be entitled to receive any dividends or other distributions, if any, that may be declared and payable by us after the effective date until they surrender their Old Stock Certificates for exchange.

Any stockholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to New Certificates after complying with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen stock certificates.

No service charges, brokerage commission or transfer taxes will be payable by any holder of an Old Stock Certificate, except that if any New Certificates are to be issued in a name other than that in which the Old Stock Certificate is registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay any applicable transfer taxes or establish to our satisfaction that such taxes are not payable; (ii) the transfer complies with all applicable federal and state securities laws; and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Stockholders who hold uncertificated shares, either as existing holders of book entry shares or as beneficial owners through brokerage or other “street name” accounts, would not be required to take any further actions to effect the exchange. They will have their holdings electronically adjusted to give effect to a reverse stock split by our transfer agent (through the Direct Registration System) or, for beneficial owners, by their brokers, banks or other nominees which hold the shares in “street name” for their benefit.

All shares underlying warrants and options also would be adjusted, automatically in the case of warrants, or at the discretion of the company in the case of options, on the effective date of a reverse stock split.

Fractional Shares

No fractional shares will be issued in connection with a reverse stock split. Stockholders who are due fractional shares because the number of shares of common stock they held before a reverse stock split would not be evenly divisible based upon the reverse stock split ratio selected by our Board of Directors will be entitled to a cash payment in U.S. dollars (without interest or deduction) in respect of such fractional shares. The cash payment for a fractional share will be determined on the basis of the average closing price of our common stock for the 5 trading days immediately preceding the effective date of a reverse stock split (as adjusted for that reverse stock split), as reported by the NYSE Amex. If any stockholder owns, in total, fewer than the number of shares to be converted into one share as a result of a reverse stock split, that stockholder’s share would be converted into a fractional share of common stock and, therefore, that stockholder would receive only cash in place of the fractional share as a result of the implementation of a reverse stock split. After a reverse stock split, stockholders would have no further interest in our company with respect to any cashed-out shares. A person otherwise entitled to a fractional interest would not have any voting, dividend or other rights except to receive payment as described above.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.001 per share after a reverse stock split. As a result of a reverse stock split, the common stock value on our consolidated balance sheet will be reduced in proportion to the size of such reverse stock split, and additional paid-in capital will be increased by the same amount. Our stockholders’ equity, in the aggregate, will remain unchanged.

Federal Income Tax Consequences

The following is a general summary of certain material U.S. federal income tax consequences of a reverse stock split based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), is for general information purposes only, and does not purport to be complete. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, notwithstanding anything to the contrary, each stockholder should consult his or her tax advisor to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes (except with respect to any cash received in lieu of a fractional share as described below). The adjusted basis of the new shares of common stock will be the same as the adjusted basis of old shares of common stock exchanged for such new shares of common stock. The holding period of the new, post-split shares of common stock resulting from implementation of a reverse stock split will include the stockholder’s respective holding periods for the pre-split shares of common stock exchanged for the new shares of common stock.

A stockholder who receives cash in lieu of a fractional share will be treated as if we had issued a fractional share to the stockholder and then immediately redeemed the fractional share for cash. Depending on the stockholder’s individual circumstances, the redemption that is deemed to occur as a result of the cash received by a stockholder in lieu of a fractional share may be treated either as a distribution under section 301 of the Code, or as an exchange that results in a capital gain or loss to a stockholder. The determination of whether a redemption of the fractional shares will be treated as a distribution under section 301 of the Code, rather than as a payment in exchange for the fractional shares, will depend upon whether and to what extent the redemption reduces the stockholder’s percentage ownership interest in our company. A redemption will be treated as an exchange that results in a capital gain or loss to a stockholder if the redemption (a) completely terminates the stockholder’s interest in our company under section 302(b)(3) of the Code; (b) is “substantially disproportionate” with respect to the stockholder under section 302(b)(2) of the Code; or (c) is “not essentially equivalent to a dividend” under section 302(b)(1) of the Code.

A redemption will completely terminate a stockholder’s interest in our company if, as a result of the redemption, such stockholder no longer owns any of our company’s equity interests, either directly or constructively (under the constructive ownership rules of sections 302(c) and 318 of the Code). A redemption generally will be “substantially disproportionate” with respect to a stockholder if (a) the ratio of the common stock owned by such stockholder (including common stock constructively owned under sections 302(c) and 318 of the Code) immediately after the redemption to all the common stock is less than 80% of the same ratio for the common stock owned by the stockholder immediately before the redemption; and (b) the stockholder owns less than 50% of the total combined voting power of the common stock immediately after the redemption. Whether a redemption is “not essentially equivalent to a dividend” with respect to a stockholder will depend upon the stockholder’s particular circumstances. The IRS has ruled that a redemption of stock from a minority shareholder in a publicly held corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs is “not essentially equivalent to a dividend” if such shareholder has any reduction in such shareholder’s percentage stock ownership. In determining whether any of the foregoing tests have been satisfied, the stockholder is deemed, under the constructive ownership rules of sections 302(c) and 318 of the Code, to own any common stock owned by certain related persons and entities and any common stock that the stockholder or certain related persons and entities have an option to acquire. The rules under sections 302 and 318 of the Code are complex, and each stockholder should consult its own U.S. tax advisor to determine whether in the stockholder’s own particular case a redemption of common stock will be treated as a distribution under section 301 of the Code or as a payment in exchange for the common stock.

If a redemption that is deemed to occur as a result of the cash received by a stockholder in lieu of a fractional share is treated as a distribution under section 301 of the Code, the stockholder will be required to include the amount of such distribution in gross income as a dividend to the extent of the current or accumulated “earnings and profits” of our company. To the extent that a distribution exceeds the current and accumulated “earnings and profits” of our company, such distribution will be treated (a) first, as a tax-free return of capital to the extent of a stockholder’s tax basis in our common stock and, (b) thereafter, as gain from the sale or exchange of such common stock.

If a redemption is treated as an exchange, such stockholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such stockholder’s pre-split shares of common stock corresponding to the fractional share, had such fractional share actually been issued. Such gain or loss will be capital gain or loss (if such stock was held as a capital asset), and any such capital gain or loss will generally be long-term capital gain or loss to the extent such stockholder’s holding period exceeds 12 months.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. Our beliefs regarding the tax consequences of a reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF SHARES OF OUR OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO OF 1-FOR-5 AND AUTHORIZING OUR BOARD OF DIRECTORS TO IMPLEMENT THE REVERSE STOCK SPLIT IN ACCORDANCE WITH THE AMENDMENT AT ANY TIME PRIOR TO THE CLOSING OF A PROPOSED PUBLIC OFFERING BY US, BUT IN NO EVENT LATER THAN         , 2010.

Votes Required for Approval of Proposal 1

The affirmative vote of the holders of a majority of our outstanding capital stock entitled to vote (including common stock and series A convertible preferred stock), voting together as a single class, will be required to approve Proposal 1. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the same effect as negative votes.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under our Third Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws in connection with this proposal.

Annex Relating to Proposal 1

The form of amendment to our Third Amended and Restated Certificate of Incorporation which is approved by voting “for” Proposal 1 is attached to this proxy statement as Annex 1.

Recommendation of the Board of Directors

Our Board recommends that you vote “FOR” Proposal 1 to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at an exchange ratio of 1-for-5 and authorize our Board of Directors to implement the reverse stock split in accordance with the amendment at any time prior to the closing of a proposed public offering by us, but in no event later than         , 2010.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF SHARES OF OUR OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO OF 1-FOR-6 AND AUTHORIZING OUR BOARD OF DIRECTORS TO IMPLEMENT THE REVERSE STOCK SPLIT IN ACCORDANCE WITH THE AMENDMENT AT ANY TIME PRIOR TO THE CLOSING OF A PROPOSED PUBLIC OFFERING BY US, BUT IN NO EVENT LATER THAN         , 2010.

Votes Required for Approval of Proposal 2

The affirmative vote of the holders of a majority of our outstanding capital stock entitled to vote (including common stock and series A convertible preferred stock), voting together as a single class, will be required to approve Proposal 2. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the same effect as negative votes.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under our Third Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws in connection with this proposal.

Annex Relating to Proposal 2

The form of amendment to our Third Amended and Restated Certificate of Incorporation which is approved by voting “for” Proposal 2 is attached to this proxy statement as Annex 2.

Recommendation of the Board of Directors

Our Board recommends that you vote “FOR” Proposal 2 to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at an exchange ratio of 1-for-6 and authorize our Board of Directors to implement the reverse stock split in accordance with the amendment at any time prior to the closing of a proposed public offering by us, but in no event later than         , 2010.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF SHARES OF OUR OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO OF 1-FOR-7 AND AUTHORIZING OUR BOARD OF DIRECTORS TO IMPLEMENT THE REVERSE STOCK SPLIT IN ACCORDANCE WITH THE AMENDMENT AT ANY TIME PRIOR TO THE CLOSING OF A PROPOSED PUBLIC OFFERING BY US, BUT IN NO EVENT LATER THAN         , 2010.

Votes Required for Approval of Proposal 3

The affirmative vote of the holders of a majority of our outstanding capital stock entitled to vote (including common stock and series A convertible preferred stock), voting together as a single class, will be required to approve Proposal 3. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the same effect as negative votes.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under our Third Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws in connection with this proposal.

Annex Relating to Proposal 3

The form of amendment to our Third Amended and Restated Certificate of Incorporation which is approved by voting “for” Proposal 3 is attached to this proxy statement as Annex 3.

Recommendation of the Board of Directors

Our Board recommends that you vote “FOR” Proposal 3 to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at an exchange ratio of 1-for-7 and authorize our Board of Directors to implement the reverse stock split in accordance with the amendment at any time prior to the closing of a proposed public offering by us, but in no event later than         , 2010.

PROPOSAL 4

APPROVAL OF AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN FAVOR OF THE THREE ABOVE PROPOSALS IF AT THE TIME OF THE SPECIAL MEETING THERE ARE INSUFFICIENT VOTES TO ADOPT SUCH PROPOSALS.

Votes Required for Approval of Proposal 4

The affirmative vote of the holders of a majority in voting power of the shares of our capital stock (including common stock and Series A Convertible Preferred Stock) which are present and entitled to vote thereon will be required to approve Proposal 4. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the same effect as a negative vote.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under our Third Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws in connection with this proposal.

Recommendation of the Board of Directors

Our Board recommends that you vote “FOR” Proposal 4 to adjourn or postpone the special meeting to permit further solicitation and vote of proxies in the event there are insufficient votes at the times of the meeting to adopt Proposal 1, Proposal 2 and/or Proposal 3.

OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our common stock and Series A Convertible Preferred Stock (on an as converted to common stock basis) as of October 1, 2009, by:

•	each holder of more than 5% of our common stock;
•	our chief executive officer and each of the two other most highly compensated executive officers as of December 31, 2008 whose combined salary and bonus was over $100,000;
•	each of our directors; and
•	all of our directors and executive officers as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on 45,531,457 shares of common stock outstanding as of October 1, 2009.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days of October 1, 2009, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of the our common stock shown as beneficially owned by them.

Unless otherwise indicated, the principal address of each of the persons below is c/o American Defense Systems, Inc., 230 Duffy Avenue, Hicksville, New York 11801.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Executive Officers and Directors
Anthony J. Piscitelli(1)	8,222,394	18.0%
Gary Sidorsky(2)	119,750	*
Fergal Foley(3)	170,225	*
Richard P. Torykian, Sr.(4)	360,000	*
Alfred M. Gray(5)	50,000	*
Stephen R. Seiter	27,500	*
Victor Trizzino	33,500	*
Pasquale J. D’Amuro	25,000	*
All directors and officers as a group (14 persons)(1)(2)(3)(4)(5)(6)	10,351,777	22.7%
Other 5% Stockholder
West Coast Opportunity, LLC(7)	20,319,067	38.6%

*	An asterisk indicates that the total beneficial ownership or the total voting power of our common stock (in each case, including shares subject to options and warrants that may be exercised within 60 days of October 1, 2009) is less than 1%.
(1)	Includes 155,000 shares of common stock issuable upon exercise of options that may be exercised within 60 days of October 1, 2009.
(2)	Includes 150 shares of common stock owned by Mr. Sidorsky’s daughter, of which Mr. Sidorsky disclaims beneficial ownership. The beneficial ownership information includes 18,000 and 500 shares of common stock issuable upon exercise of options that may be exercised within 60 days of October 1, 2009 by Mr. Sidorsky and his daughters, respectively.
(3)	Includes 10,000 shares of common stock owned by Mr. Foley’s wife, of which Mr. Foley disclaims beneficial ownership. The beneficial ownership information includes 18,000 shares of common stock issuable upon exercise of options that may be exercised within 60 days of October 1, 2009.

(4)	Includes 35,000 shares of common stock issuable upon exercise of options that may be exercised within 60 days of October 1, 2009.
(5)	Includes 25,000 shares of common stock owned by Mr. Gray’s wife, of which Mr. Gray disclaims beneficial ownership.
(6)	Includes 1,024,975, 138,333, 10,000, 105,000 and 25,000 shares of common stock owned by Curtis Taufman, Russell Scales, Charles Pegg, Roger Ward and Victor La Sala, respectively. The beneficial ownership information includes 15,000, 5,000, 8,000, 10,000, 3,500 and 15,000 shares of common stock issuable upon exercise of options that may be exercised within 60 days of October 1, 2009 by Curtis Taufman, Roger Ward, Charles Pegg, Russell Scales, Robert Aldrich and Victor La Sala, respectively.
(7)	Pursuant to an Irrevocable Proxy and Voting Agreement (the “Voting Agreement”) between holders of our Series A Convertible Preferred Stock and Anthony Piscitelli, dated May 22, 2009, Mr. Piscitelli has agreed, among other things, that if we fail to redeem $7,500,000 in stated value of our Series A Convertible Preferred Stock by December 31, 2009, he will vote all shares of voting stock owned by him in favor of (i) reducing the conversion price of the Series A Convertible Preferred Stock and (ii) amending our certificate of incorporation to grant the holders of Series A Convertible Preferred Stock the right to elect two persons to serve on our Board of Directors, as specified in the Voting Agreement (the “Company Actions”). Mr. Piscitelli appointed West Coast Opportunity Fund, LLC (“WCOF”) as his proxy to vote his shares of voting stock in favor of the Company Actions, and against approval of any opposing or competing proposal, at any stockholder meeting or written consent of our stockholders at which such matters are considered. Accordingly, WCOF may be deemed to be the beneficial owner of an aggregate of 8,222,394 shares of common stock owned by Mr. Piscitelli, which include 155,000 shares of common stock issuable upon the exercise of options, held by Mr. Piscitelli. In addition, WCOF directly owns 14,025 shares of our Series A Convertible Preferred Stock that are initially convertible into 7,012,500 shares of our common stock. Pursuant to the Waiver Agreement, dated June 8, 2009, we waived the terms of the Series A Convertible Preferred Stock and related warrants held by the holders of such preferred stock preventing their conversion and exercise, respectively, if the holders thereof (together with their affiliates) would own in excess of 9.99% of our outstanding common stock after such conversion or exercise. The address of WCOF is c/o West Coast Asset Management, Inc., 1205 Coast Village Road, Montecito, California 93108.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2010 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, or Exchange Act, by the Securities and Exchange Commission, or SEC, must be received at our principal executive offices not later than December 18, 2009, which is 120 days prior to the first anniversary of the date of the company’s proxy statement released to our stockholders in connection with the 2009 annual meeting. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

Under our bylaws, stockholders who wish to submit a proposal at the 2010 annual meeting, other than one that will be included in our proxy statement as discussed above, must notify us between January 15, 2010 and February 14, 2010, unless the date of the 2010 annual meeting of the stockholders is more than 30 days before or more than 70 days after the one-year anniversary of the 2009 annual meeting, in which case, notice must be delivered by a stockholder not earlier than the close of the 120th day prior to such annual meeting and not later than the close of business 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the company. If a stockholder who wishes to present a proposal fails to notify us by February 14, 2010 and such proposal is brought before the 2010 annual meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2010 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholders should submit their proposals to American Defense Systems, Inc., 230 Duffy Avenue, Hicksville, New York 11801, Attention: Corporate Secretary.

Other Matters

No other matters will be submitted to the special meeting.

Dated:        , 2009

Annex 1

Proposal 1: Form of Amendment to Third Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMERICAN DEFENSE SYSTEMS, INC.

American Defense Systems, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The third amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of ARTICLE IV, Section (A) thereof:

Upon this Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-fifth ( 1/5) of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by one-fifth ( 1/5).

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Annex 2

Proposal 2: Form of Amendment to Third Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMERICAN DEFENSE SYSTEMS, INC.

American Defense Systems, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The third amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of ARTICLE IV, Section (A) thereof:

Upon this Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-sixth ( 1/6) of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by one-sixth ( 1/6).

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Annex 3

Proposal 3: Form of Amendment to Third Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMERICAN DEFENSE SYSTEMS, INC.

American Defense Systems, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The third amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of ARTICLE IV, Section (A) thereof:

Upon this Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-seventh ( 1/7) of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by one-seventh ( 1/7).

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

AMERICAN DEFENSE SYSTEMS, INC.
230 Duffy Avenue
Hicksville, New York 11801
SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF AMERICAN DEFENSE SYSTEMS, INC.

The undersigned appoints Fergal Foley and Gary Sidorsky, and each of them singly, with full power to act without the other, each with the full power to appoint a substitute, as the proxy and attorney-in-fact of the undersigned with the full authority to represent and to vote, as designated on the reverse side, all shares of common stock and/or Series A Convertible Preferred Stock of the undersigned at the Special Meeting of Stockholders to be held on November   , 2009, or at any postponement or adjournment thereof, upon matters set forth in the American Defense Systems, Inc. proxy statement and upon such other matters as may properly come before the special meeting, voting as specified on the reverse side of this card with respect to matters set forth in the proxy statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the special meeting. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the notice of special meeting and proxy statement dated       , 2009.

The Board of Directors of American Defense Systems, Inc. recommends a vote “FOR” each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY ONE OR MORE OF THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AS TO WHICH NO VOTE IS SPECIFIED.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF
AMERICAN DEFENSE SYSTEMS, INC.
      , 2009
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1 – 3 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Approval of an amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-5 and authorizing our Board of Directors to implement the reverse stock split in accordance with such amendment at any time prior to closing of a proposed public offering by us, but in no event later than , 2010.

☐ - FOR

☐ - AGAINST

☐ - ABSTAIN

2.	Approval of an amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-6 and authorizing our Board of Directors to implement the reverse stock split in accordance with such amendment at any time prior to closing of a proposed public offering by us, but in no event later than , 2010.

☐ - FOR

☐ - AGAINST

☐ - ABSTAIN

3.	Approval of an amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of shares of our outstanding common stock at an exchange ratio of 1-for-7 and authorizing our Board of Directors to implement the reverse stock split in accordance with such amendment at any time prior to closing of a proposed public offering by us, but in no event later than , 2010.

☐ - FOR

☐ - AGAINST

☐ - ABSTAIN

4.	Approval of an adjournment or postponement of the special meeting to permit further solicitation and vote of proxies in favor of the three above proposals if at the time of the special meeting there are insufficient votes to adopt such proposals.

☐ - FOR

☐ - AGAINST

☐ - ABSTAIN

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY ONE OR MORE OF THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AS TO WHICH NO VOTE IS SPECIFIED.

Please check the box at right if you plan to attend the special meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.